Exhibit 10.2

REAFFIRMATION

OF

AMENDED AND RESTATED SECURITY AGREEMENT

In order to induce Bank of America, N.A. (the “Bank”) to enter into that certain Amendment No. 1 to the Second Amended and Restated Loan Agreement between the Bank and ANNIE’S, INC., a Delaware corporation, formerly known as Homegrown Naturals, Inc., which is qualified to do business in the State of California as Homegrown Naturals, ANNIE’S ENTERPRISES, INC., a Vermont corporation, ANNIE’S HOMEGROWN, INC., a Delaware corporation, and NAPA VALLEY KITCHENS, a California corporation (individually and collectively, the “Borrower”) dated as of March 7, 2013 (the “Agreement”), each of the undersigned (i) agrees that nothing contained in the Agreement shall diminish, alter, amend or effect the obligations of the undersigned under that certain Amended and Restated Security Agreement, dated August 25, 2010 (the “Security Agreement”) granting to the Bank a security interest in certain assets of the Borrower to secure all Indebtedness (as defined in the Security Agreement), or the Bank’s security interest in certain Collateral (as defined in the Security Agreement); (ii) agrees that the Security Agreement and the Bank’s security interest in such Collateral secures the Borrower’s obligations under the Agreement; and (iii) confirms that the Security Agreement and the security interest in such Collateral remains in full force and effect and reaffirms the same.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation of Amended and Restated Security Agreement effective as of the date first set forth above.

BANK OF AMERICA, N.A.

	By:	/s/ Thomas K. McComas

	Name:	Thomas K. McComas

	Title:	Senior Vice President

Farmington-Notice Desk

CT2-515-BB-03

70 Batterson Park Road

Farmington, CT 06032

Borrower’s Location and address for notices (principal residence, if the Borrower is an individual; chief executive office, if the Borrower is not an individual):	ANNIES, INC., a Delaware corporation formerly known as Homegrown Naturals, Inc., which is qualified to do business in the State of California as Homegrown Naturals

ANNIE’S, INC.

1610 Fifth Street

Berkeley, CA 94710

	By:	/s/ Kelly J. Kennedy
Borrower’s state of incorporation or organization (if Borrower is a corporation, partnership, limited liability company or other registered entity):	Name:	Kelly J. Kennedy

Delaware	Title:	Chief Financial Officer

Borrower’s Location and address for notices (principal residence, if the Borrower is an individual; chief executive office, if the Borrower is not an individual):		ANNIE’S ENTERPRISES, INC., a Vermont corporation

ANNIE’S ENTERPRISES, INC.

c/o ANNIE’S, INC.

1610 Fifth Street

Berkeley, CA 94710	By:	/s/ Kelly J. Kennedy

	Name:	Kelly J. Kennedy

Borrower’s state of incorporation or organization (if Borrower is a corporation, partnership, limited liability company or other registered entity):	Title:	Treasurer

Vermont

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation of Amended and Restated Security Agreement effective as of the date first set forth above.

ANNIE’S HOMEGROWN, INC., a Delaware corporation

Borrower’s Location and address for notices (principal residence, if the Borrower is an individual; chief executive office, if the Borrower is not an individual):

ANNIE’S HOMEGROWN, INC.

c/o ANNIE’S, INC.	By:	/s/ Kelly J. Kennedy

1610 Fifth Street

Berkeley, CA 94710	Name:	Kelly J. Kennedy

Borrower’s state of incorporation or organization (if Borrower is a corporation, partnership, limited liability company or other registered entity):	Title:	Treasurer

Delaware

Borrower’s Location and address for notices (principal residence, if the Borrower is an individual; chief executive office, if the Borrower is not an individual):	NAPA VALLEY KITCHENS, a California corporation

NAPA VALLEY KITCHENS

c/o ANNIE’S, INC.

1610 Fifth Street

Berkeley, CA 94710	By:	/s/ Kelly J. Kennedy

	Name:	Kelly J. Kennedy

Borrower’s state of incorporation or organization (if Borrower is a corporation, partnership, limited liability company or other registered entity):	Title:	Treasurer

California

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